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                                                                   Exhibit 99(b)


SCHEDULE I


          The documents listed below under the heading "[NW 1997 L] N512XJ" (hereinafter referred to as the "L Documents") have been provided in this filing. The corresponding documents listed below under the headings "[NW 1997 K] N511XJ" are substantially identical to the L Documents with the following exceptions: conforming changes have been made to reflect the appropriate deal designation (i.e., NW 1997 K) and the United States registration number of the aircraft (i.e., N511XJ), and the tables of Secured Certificates Amortization attached to Schedule I of each Trust Indenture and Security Agreement may differ.


[NW 1997 L] N512XJ

1. Amended and Restated Participation Agreement [NW 1997 L], dated as of May 1, 1998, among Northwest Airlines, Inc., Lessee; Northwest Airlines Corporation, Guarantor; the Owner Participant named therein, Owner Participant; State Street Bank and Trust Company, Pass Through Trustee under each of the Pass Through Trust Agreements; First Security Bank, National Association, not in its individual capacity, except as expressly provided therein, but solely as Owner Trustee; State Street Bank and Trust Company of Connecticut, National Association, Subordination Agent; and State Street Bank and Trust Company, in its individual capacity and as Indenture Trustee.

2. Lease Agreement [NW 1997 L], dated as of May 1, 1998, between First Security Bank, National Association, not in its individual capacity, except as expressly provided therein, but solely as Owner Trustee, and Northwest Airlines, Inc., Lessee.

3. Amended and Restated Guarantee [NW 1997 L], dated as of May 1, 1998, from Northwest Airlines Corporation.

4. Trust Indenture and Security Agreement [NW 1997 L], dated as of September 25, 1997, between First Security Bank, National Association, not in its individual capacity, except as expressly stated therein, but solely as Owner Trustee, and State Street Bank and Trust Company, not in its individual capacity, except as expressly stated therein, but solely as Indenture Trustee.

5. First Amendment to Trust Indenture and Security Agreement [NW 1997 L], dated as of May 1, 1998, between First Security Bank, National Association, not in its individual capacity, except as expressly stated therein, but solely as Owner Trustee, and State Street Bank and Trust Company, not in its individual capacity, except as expressly stated therein, but solely as Indenture Trustee.

6. Amended and Restated Trust Agreement [NW 1997 L], dated as of May 1, 1998, between the Owner Participant, Owner Participant, and First Security Bank, National Association, Owner Trustee.

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7.   Consent and Agreement [NW 1997 L], dated as of May 1, 1998, from Aero
     International (Regional), acting as agent for and on behalf of British Aerospace (Operations) Limited.


[NW 1997 K] N511XJ

1. Amended and Restated Participation Agreement [NW 1997 K], dated as of April 15, 1998, among Northwest Airlines, Inc., Lessee; Northwest Airlines Corporation, Guarantor; the Owner Participant named therein, Owner Participant; State Street Bank and Trust Company, Pass Through Trustee under each of the Pass Through Trust Agreements; First Security Bank, National Association, not in its individual capacity, except as expressly provided therein, but solely as Owner Trustee; State Street Bank and Trust Company of Connecticut, National Association, Subordination Agent; and State Street Bank and Trust Company, in its individual capacity and as Indenture Trustee.

2. Lease Agreement [NW 1997 K], dated as of April 15, 1998, between First Security Bank, National Association, not in its individual capacity, except as expressly provided therein, but solely as Owner Trustee, and Northwest Airlines, Inc., Lessee.

3. Amended and Restated Guarantee [NW 1997 K], dated as of April 15, 1998, from Northwest Airlines Corporation.

4. Trust Indenture and Security Agreement [NW 1997 K], dated as of September 25, 1997, between First Security Bank, National Association, not in its individual capacity, except as expressly stated therein, but solely as Owner Trustee, and State Street Bank and Trust Company, not in its individual capacity, except as expressly stated therein, but solely as Indenture Trustee.

5. First Amendment to Trust Indenture and Security Agreement [NW 1997 K], dated as of April 15, 1998, between First Security Bank, National Association, not in its individual capacity, except as expressly stated therein, but solely as Owner Trustee, and State Street Bank and Trust Company, not in its individual capacity, except as expressly stated therein, but solely as Indenture Trustee.

6. Amended and Restated Trust Agreement [NW 1997 K], dated as of April 15, 1998, between the Owner Participant, Owner Participant, and First Security Bank, National Association, Owner Trustee.

7. Consent and Agreement [NW 1997 K], dated as of April 15, 1998, from Aero International (Regional), acting as agent for and on behalf of British Aerospace (Operations) Limited.